SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 2
to
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2006 (April 26, 2006)
GOLDLEAF FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027
(Address of principal executive offices)
615-221-8400
(Registrant’s telephone number, including area code)
Private Business, Inc.
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     Goldleaf Financial Solutions, Inc., formerly named Private Business, Inc., is filing this Amendment No. 2 to its current report on Form 8-K filed with the SEC under the Securities Act of 1933. We are amending only the items listed below. With respect to each item, we are amending this current report to amend the disclosures contained under such heading contained in the initial current report filed on April 26, 2006 and as amended in Amendment No. 1 to the current report filed on June 7, 2006.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
     The audited financial statements for KVI Capital, Inc. as of December 31, 2004 and for the year ended December 31, 2004 and unaudited financial statements as of July 31, 2005 and for the seven months ended July 31, 2005 and 2004 are attached hereto as Exhibit 99.1.
     The unaudited financial statements for Captiva Solutions, LLC as of September 30, 2005 and for the period from June 1, 2005 through September 30, 2005 and for Total Bank Technology, LLC (predecessor to Captiva) for the five months ended May 31, 2005 and the nine months ended September 30, 2004 are attached hereto as Exhibit 99.2.
(b) Pro Forma Financial Information
     Unaudited Pro forma financial information giving effect to the acquisition of KVI Capital, Inc., Captiva Solutions, LLC, and Goldleaf by the Company and, separately giving effect to the acquisition of KVI Capital, Inc. and Captiva Solutions, LLC by the Company, presented in accordance with Article 11 of Regulation S-X, are attached hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.
(d) Exhibits

Number	Exhibit
23.1	Consent of Grant Thornton, LLP.
99.1	Audited financial statements for KVI Capital, Inc. as of December 31, 2004 and for the year ended December 31, 2004 and unaudited financial statements as of July 31, 2005 and for the seven months ended July 31, 2005 and 2004.
99.2	Unaudited financial statements for Captiva Solutions, LLC as of September 30, 2005 and for the period from June 1, 2005 through September 30, 2005 and for Total Bank Technology, LLC (predecessor to Captiva) for the five months ended May 31, 2005 and the nine months ended September 30, 2004
99.3	Pro forma financial information giving effect to the acquisition of KVI Capital, Inc., Captiva Solutions, LLC, and Goldleaf Technologies, Inc. by the Company.
99.4	Pro forma financial information giving effect to the acquisition of KVI Capital, Inc. and Captiva Solutions, LLC by the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.

By:	/s/ J. Scott Craighead

Name:	J. Scott Craighead
Title:	Chief Financial Officer
Date: August 1, 2006